MEGACARDS, INC.

                             1995 STOCK OPTION PLAN




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                                 MEGACARDS, INC.
                             1995 STOCK OPTION PLAN


1.       PURPOSE OF THE PLAN..................................................1

2.       DEFINITIONS..........................................................1

3.       STOCK SUBJECT TO THE PLAN............................................2

4.       ADMINISTRATION OF THE PLAN...........................................3

5.       TYPE OF OPTION GRANTED BY THE PLAN...................................4

6.       ELIGIBILITY TO RECEIVE OPTIONS UNDER THE PLAN........................4

7.       OPTION PRICE.........................................................4

8.       TERMS OF OPTIONS.....................................................5

9.       DATE OF GRANT OF OPTION..............................................5

10.      EXERCISE OF OPTION...................................................5

11.      TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP......................6

12.      DEATH OF OPTIONEE....................................................7

13.      EFFECT OF MERGER, CHANGE IN CAPITALIZATION, ETC......................7

14.      SUCCESSIVE OPTION GRANTS.............................................8

15.      TERMINATION AND AMENDMENT OF THE PLAN................................8

16.      TAX WITHHOLDING......................................................8

17.      MISCELLANEOUS........................................................9




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                                 MEGACARDS, INC.
                             1995 STOCK OPTION PLAN

1.       PURPOSE OF THE PLAN.

         The Megacards, Inc. 1995 Stock Option Plan (the "Plan") of Megacards, Inc. (the "Company") and its Subsidiaries is designed and intended (a) to encourage ownership of the Company's Common Stock by personnel employed by the Company and its Subsidiaries and to provide additional incentive for them to promote the success of the business of the Company and its Subsidiaries, and (b) to be helpful as a further incentive in attracting qualified personnel to enter the employ of the Company and its Subsidiaries. It is expected that the added interest of the Optionees under this Plan, and their proprietary attitude toward the Company resulting from their investment in the Company's Common Stock, will promote the future growth, development and continued success of the Company.

2.       DEFINITIONS.

         2.1 "Act" means the Securities Exchange Act of 1934, as amended from time to time.

         2.2 "Base Price" means a price fixed by the Committee, which shall not be less than 100% of the par value of a share of Stock on the date of grant of such Option.

         2.3  "Board of Directors" means the Board of Directors of the Company.

         2.4 "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time.

         2.5      "Committee" means the Committee described in Section 4 hereof.

         2.6  "Disability"  means  permanent and total  disability as defined in
Section 22(e)(3) of the Code, as determined by the Committee in good faith, upon receipt of and in reliance on sufficient competent medical advice.

         2.7 "Employee" means an individual, other than a Reporting Person, who has an "employment relationship" with the Company or one or more of its Subsidiaries.

         2.8 "Fair Market Value," for all purposes hereunder, shall mean the last reported transaction price, or in the case that no such reported sale takes place on such day, the most recent reported transaction price, in either case as officially reported by the Composite Tape for the principal securities exchange on which the Company's Common Stock is listed or admitted to trading or as reported in the Nasdaq National Market System, or if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market System, the closing bid price as furnished by the National Association of

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Securities  Dealers ("NASD"),  or if the Common Stock is not quoted by the NASD, an amount as determined in good faith by the Company's Board of Directors on the appropriate valuation date.

         2.9 "Option" means an option to purchase Stock granted pursuant to the Plan.

         2.10     "Optionee" means the person to whom an Option is granted.

         2.11 "Option Agreement" means a non-qualified stock option agreement which includes the terms to which a particular Option is subject in addition to those terms provided in this Plan which are applicable to all Options granted hereunder.

         2.12 "Reporting Person" means a person subject to Section 16 of the Act.

         2.13 "Retirement" means termination of employment of an Optionee occurring after the Optionee has reached 65 years of age.

         2.14 "Stock" means authorized and unissued shares of the $.03 par value Common Stock of the Company, or reacquired shares of the Company's $.03 par value Common Stock held in its treasury.

         2.15 "Subsidiary" of the Company includes any "subsidiary corporation" as defined in Section 424(f) of the Code.

         2.16 "Withholding Election" means a written irrevocable election by an Optionee for the withholding or delivery back of shares of Stock pursuant to paragraph 17 hereof in consideration of the Company's payment of Withholding Taxes.

         2.17 "Withholding Taxes" means the total amount of Federal, state and local income, employment and unemployment taxes which the Company is required to withhold on account of the exercise by an Optionee of an Option.

         2.18 "Withholding Valuation Date" means the date as of which the Stock is valued for the purposes of determining the Withholding Taxes, which is the exercise date of the relevant Option.

3.       STOCK SUBJECT TO THE PLAN.

         Three Hundred Sixty Thousand (360,000) shares of Stock shall be reserved for issue upon the exercise of Options granted under the Plan. Such shares may, as the Board of Directors in its sole discretion from time to time determines, include whole or fractional shares. In the event an Option is exercised, the Company may use authorized but unissued shares or shares held in treasury in lieu thereof. Stock covered by an Option shall be charged against the number of shares remaining available for issuance under the Plan. If any Option granted under the Plan shall

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expire or terminate for any reason  without  having been  exercised in full, the unpurchased shares subject to such Options shall again be available for the purposes of the Plan. If the Committee permits an Optionee to exercise an Option by tendering shares as provided in paragraph 10.2, then for purposes of determining the number of shares which remain available for the purposes of this Plan the number of shares are so tendered shall not be added back to the Plan maximum and shall not be available for issuance under the Plan. If and to the extent the Committee grants a request pursuant to paragraph 10.3 and the payment made by the Company is in cash, the shares of Stock subject to such Option shall again be available for issuance under the Plan.

4.       ADMINISTRATION OF THE PLAN

         4.1 The Plan shall be administered by a Stock Option Committee consisting of not less than one member of the Board of Directors who may be, but shall not be required to be, an officer of the Company or a Subsidiary.

         4.2 The Committee shall be appointed by the Board of Directors. If the Board of Directors shall not at any time have appointed the Committee, then the Board of Directors shall be deemed to constitute the Committee. The Board of Directors may, within the limits herein provided, from time to time in its discretion, fix and change the number of members of the Committee, remove members of the Committee, appoint members of the Committee in substitution for or in addition to members previously appointed, and fill vacancies in the Committee.

         4.3 If the Committee consists of more than one member, it shall select one of its members as its chairman, and shall hold its meetings at such time and places as it may determine. Meetings may be attended in person, conducted by conference telephone call where each member is able to hear each other member, or conducted using a combination of attendance and conference telephone call. A majority of its members shall constitute a quorum, and all actions of a majority of the Committee shall be the valid action by the Committee. Any action, decision or determination reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been done or made by a unanimous vote of the members at a meeting duly called and held. The Committee may appoint a secretary, and shall keep minutes of its meetings and actions, and shall make such rules and regulations for the conduct of the business of the Committee as it deems advisable. The secretary may be, but need not be, an Employee or member of the Committee. Serving as secretary of the Committee shall not disqualify a person from receiving an Option under the Plan, provided that such service shall not include the exercise of any discretion as to the timing, pricing, amount, type or recipients of awards under the Plan.

         4.4 Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its sole discretion, to determine the individuals to whom Options shall be granted, the number of shares subject to each Option, and the time or times at which such Options shall be granted. Subject to the express provisions of the Plan, the Committee shall also have plenary authority, in its discretion, to construe and interpret the Plan, to make determinations in

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administration  of the Plan, to make,  amend and rescind  rules and  regulations regarding the Plan and its administration, to determine the terms and provisions of each Option Agreement (which need not be identical to any other Option Agreement), and to take whatever action is necessary to carry out the purposes of the Plan. The Committee's actions and determinations on matters referred to in this paragraph shall be conclusive on all persons whomsoever. No act or failure to act on the part of the Committee, or on the part of any member thereof, shall result in any liability whatsoever if taken in good faith.

5.       TYPE OF OPTION GRANTED BY THE PLAN.

         The Committee shall only have authority to grant Options which do not qualify as an "incentive stock option" under Section 422 of the Code.

6.       ELIGIBILITY TO RECEIVE OPTIONS UNDER THE PLAN.

         6.1 Options may be granted under the Plan to all Employees of the Company or its Subsidiaries; provided, however, that no Options may be granted under the Plan to a Reporting Person. A person who has been granted an Option under the plan may be granted an additional Option or Options hereunder at any time, if otherwise eligible under the provisions of the Plan. An Option may be granted to an individual upon the condition that such individual will become an Employee, provided however, that such a conditional Option shall be deemed to be granted only on the date such individual becomes an Employee.

         6.2 In making a determination as to persons to whom Options shall be granted under the Plan, and the number of shares to be covered by such Options, the Committee shall take into consideration the nature of the service rendered or to be rendered by the person, the person's present and potential contributions to the success of the Company, and such other facts as the Committee shall deem relevant in accomplishing the purposes of the Plan. Any and all determinations made by the Committee pursuant to this paragraph shall be binding upon all persons whomsoever, and no person eligible to receive an Option under the Plan shall have any legal right to complain as to any determination which shall be made by the Committee hereunder as to him.

         6.3 Nothing contained in this Plan shall be construed to limit the right of the Company to grant options otherwise than under the Plan in connection with (a) the employment of any person, (b) the acquisition of any corporation, firm or association, or the business or assets thereof, including options granted to employees thereof who become employees of the Company or a Subsidiary, or (c) any other proper corporate purpose.

7.       OPTION PRICE.

         The purchase price of the Stock subject to each Option granted hereunder in no event shall be less than the par value of such Stock subject to the Option.

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8.       TERMS OF OPTIONS.

         The term of each Option granted pursuant to the Plan shall be not more than ten (10) years from the date of grant thereof. Within such ten-year limit, Options will be exercisable only at such time or times, and subject to the restrictions of paragraphs 10, 11 and 12, and any other restrictions and conditions, as the Committee shall in each instance provide in the Option Agreement, which need not be uniform for all individuals to whom Options are granted.

9.       DATE OF GRANT OF OPTION.

         The grant of an Option under the Plan shall take place on or as of the date the Committee grants an Employee a particular Option; provided, however, that if the resolution or other written determination of the Committee specifies that an Option is to be granted as of and at some future date, the date of grant shall be such future date.

10.      EXERCISE OF OPTION.

         10.1 Except as provided in paragraphs 11 and 12 and unless otherwise provided in the Option Agreement, each Option shall be exercisable in whole or in part during the term of the Option at any time and from time to time.

         10.2 To the extent that the right to purchase shares under an Option granted under the Plan is exercisable, the right may be exercised from time to time by written notice to the Company stating the number and identity of shares with respect to which the Option is being exercised, accompanied by payment either (a) in cash, (b) in the discretion of the Committee, by tender of certificates for shares of the Company's Common Stock which (i) are owned by the Optionee, (ii) are registered in the Optionee's name, and (iii) have a Fair Market Value equal to the cash exercise price of the Option being exercised, or
(c) in the discretion of the Committee, by any combination of (a) and (b) above.

         10.3 An Optionee may, instead of exercising an Option as provided in paragraph 10.2, request that the Committee authorize the payment to the Optionee of the difference between (a) the Fair Market Value of part or all of the Stock which is the subject of the Option and (b) the exercise price of the Option, such difference to be determined as of the date the Committee receives the request from the Optionee. The Committee in its sole discretion may grant or deny such a request from an Optionee with respect to part or all of the shares of Stock as to which the Option is then exercisable and, to the extent granted, shall direct the Company to make payment to the Optionee either in cash or in Stock or in any combination thereof, provided, however, that any Stock shall be distributed based upon its Fair Market Value as of the date the Committee received the request from the Optionee, and provided further that any distribution shall be subject to applicable federal, state and local laws relating to the withholding of income taxes.


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         10.4 The proceeds  received by the Company  upon  exercise of an Option shall be added (a) to the capital stock account of the Company to the extent of the par value of the shares and (b) thereafter to the account reflecting capital in excess of par. In the case of payments made in shares of Common Stock of the Company, such shares evidencing payment shall be added to the Stock of the Company held in its treasury and used for corporate purposes as the Board of Directors shall determine, with appropriate adjustments to the capital stock accounts of the Company.

         10.5 After the exercise of an Option, as provided above, the Company shall within a reasonable time deliver to the person exercising the Option a certificate or certificates issued in the name of the person who exercised the Option and such additional name or names, if any, as may be requested (subject to the general policy of the Company as to registration of shares), for the appropriate number of shares, without liability to the person exercising the Option for any transfer or issue tax, state or federal, then payable. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable, as a condition of, or in connection with, the granting of such Option or the issue or purchase of shares thereunder, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

         10.6 An Optionee under an Option granted under the Plan shall have no rights as a shareholder with respect to any shares covered by an Option except to the extent that one or more certificates for shares shall have been delivered to him upon due exercise of an Option as above provided.

         10.7 An Option granted under the Plan shall be non-transferable by the Optionee other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order (as defined in Section 206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended, and the rules promulgated thereunder), and shall be exercisable during the Optionee's lifetime only by the Optionee, unless the Optionee is under legal disability, in which case it may be exercised by the Optionee's duly appointed legal representative.

11.      TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

         11.1 If an Optionee under an Option granted under the Plan ceases to be an Employee of the Company or a Subsidiary, as the case may be, then such Option will terminate not later than three months after the termination of employment for any reason other than death, Retirement or Disability. In the event of termination of employment as a result of death, Retirement or Disability, such an option will be exercisable (to the extent exercisable at the date employment terminates) for 12 months after such termination. If the Optionee dies within 12 months after

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termination  of  employment  by  Retirement  or  Disability,  then the period of exercise following death shall be three months. However, in no event shall any option be exercised more than ten years after its grant.

         11.2 The transfer of an Employee from one corporation to another among the Company and its Subsidiaries, or a leave of absence with the written consent of the Company or a Subsidiary, shall not be a termination of employment for the purposes of the Plan.

12.      DEATH OF OPTIONEE.

         If an Optionee dies before the expiration of an Option granted under the Plan, then the shares which the Optionee was entitled to purchase on the date of his death may (unless otherwise provided in the Option) be purchased under the Option or Options by the person or persons to whom said right under the Option or Options shall have passed by the Optionee's will or by the applicable laws of descent and distribution at any time prior to the expiration date specified in paragraph 11.1 or in the Option Agreement, whichever is earlier.

13.      EFFECT OF MERGER, CHANGE IN CAPITALIZATION, ETC.

         13.1 In the event of any reclassification or increase or decrease in the number of the issued shares of stock of the Company by reason of the payment of a stock dividend, a split-up or consolidation of shares, a recapitalization, a combination or exchange of shares or any like capital adjustment, then (a) the aggregate number, and the class, of shares reserved under the Plan shall be as though the shares reserved had been outstanding prior to any adjustment as aforesaid, and (b) as to any outstanding unexercised Options theretofore granted under the Plan, there shall be a corresponding adjustment as to the class and number of shares covered by each Option, and as to the purchase price under each Option, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of such event without change in the total purchase price applicable to said Option.

         13.2 In the event the Company shall approve a plan of reorganization or of merger with or into or consolidation with any other corporation, and appropriate provision is made for the resulting corporation's assumption of the Plan under terms whereby the unexercised portion of each Option then outstanding under the Plan shall thereafter apply to such number and kind of securities as would have been issuable by reason of such reorganization, merger or consolidation to a holder of the number of shares which were subject to the Option immediately prior to such reorganization, merger or consolidation, without change in the total purchase price applicable to said Option, then such Options shall continue under the Plan.

         13.3 In the event the Company shall approve a plan or reorganization or of merger with or into or consolidation with any other corporation, and appropriate provision is not made for the assumption of the Plan by the resulting corporation as provided above in paragraph 13.2, or in the event the Company shall approve a plan of dissolution, liquidation or sale of substantially all of its

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assets,  then in any such  event,  the  unexercised  portion of each Option then outstanding under the Plan shall terminate. The Committee shall fix a date for the termination of the unexercised portion of any Option which is then outstanding, subject to approval of such date by the Board of Directors, which date shall be on or before then effective date of such reorganization, merger, consolidation, dissolution, liquidation or sale and not less than thirty days after written notice of such date is delivered to each Optionee, and any such Option shall be accelerated and may be exercised in whole or in part before the termination date so fixed without regard to any installment provisions in the Option Agreement.

         13.4 In the event the Company shall issue additional capital stock of any class for cash or other consideration, there shall be no adjustment in the number of shares covered by outstanding Options under the Plan, and no adjustment in the purchase price under such Options.

14.      SUCCESSIVE OPTION GRANTS.

         Successive Option grants may be made to any holder of Options under the Plan.

15.      TERMINATION AND AMENDMENT OF THE PLAN.

         15.1 This Plan shall terminate on December 31, 2005, and no Option shall be granted hereunder after said date, but such termination shall not affect any Option theretofore granted. The Board of Directors may suspend, discontinue or terminate the Plan at any time, and may from time to time make such changes in and additions to the Plan as the Board of Directors shall deem advisable.

         15.2 Subject to the other provisions of the Plan, no termination or amendment of the Plan may, without the consent of the Optionee under an Option then outstanding, terminate such Option or materially and adversely affect the rights of the Optionee thereunder.

16.      TAX WITHHOLDING

         When an Option is exercised, the Optionee shall pay to the Company promptly after the Withholding Valuation Date, in cash, the amount of any Withholding Taxes which the Company is required to withhold, unless, subject to the conditions set forth below, the Optionee files with the Company a Withholding Election. Subject to the Committee's right of disapproval provided below, if an Optionee files a Withholding Election, then in connection with the exercise of an Option to which the Election relates the Company shall withhold from the Optionee shares of Stock having a Fair Market Value on the Withholding Valuation Date equal to the amount of Withholding Taxes due, and shall pay to the appropriate taxing authorities cash equal to such Withholding Taxes. If fractional shares are involved in connection with the withholding or delivery back of shares, such fractional shares shall be settled in cash as the Committee by rule or practice may require.


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17.      MISCELLANEOUS.

         17.1 Nothing in the Plan or in any Option grant shall confer upon an Employee the right to continue in the employ of the Company or any Subsidiary of the Company.

         17.2 The adoption of the Plan shall not affect any other Option or other compensation plan in effect for the Company or any Subsidiary. Furthermore, the Plan shall not preclude the Company from establishing any other form of incentive or other compensation arrangement for Employees.

         17.3 The Plan shall be binding upon the successors and assigns of the Company.

         17.4 Whenever used herein, nouns in the singular shall include the plural and the masculine pronouns shall include the feminine gender.

         ADOPTED BY THE BOARD OF DIRECTORS ON DECEMBER 31, 1995


                                            /s/ Lloyd R. Abrams
                                            ------------------------------------
                                            Lloyd R. Abrams, President and Chief
                                            Executive Officer


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